SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                   FORM 8-K/A

                           Amendment No. 1 to Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 3, 2000

                                   ----------


                        FINANCIAL PERFORMANCE CORPORATION
             (Exact name of registrant as specified in its charter)



         New York                          0-16530                13-3236325
(State or other jurisdiction of    (Commission file number)   (I.R.S. employer
incorporation or organization)                               identification no.)



     335 Madison Avenue
         New York, NY                                               10017
(Address of principal executive offices)                          (Zip code)

       Registrant's telephone number, including area code: (212) 557-0401

                                     INFORMATION TO BE INCLUDED IN THE REPORT

Items 1, 3, 4, 5, 6, 8 and 9 are not applicable and are omitted from this Current Report. The information required by Items 2 and 7(c) has been previously filed. This amended report is filed to provide the financial information required by Items 7(a) and 7(b).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of InContext, Inc., Policy Communications, Inc.,
     and Program Flow, Inc.
              InContext, Inc.: Statement of Operations for the Year Ended December 31, 1999.
              Report of Independent Auditors..................................
              Balance Sheet as of December 31, 1999...........................
              Statement of Operations and Retained Earnings for the
              Year Ended December 31, 1999....................................
              Statement of Cash Flows for the Year Ended December 31, 1999....
              Notes to Financial
              Statements......................................................

              InContext, Inc.: Statement of Operations for the Year Ended December 31, 1998.
              Report of Independent Auditors..................................
              Balance Sheet as of December 31, 1998...........................
              Statement of Operations for the Year Ended
              December 31, 1999.....................
              Notes to Financial Statements...................................

              Policy Communications, Inc.:  Statement of Operations for
              the Year Ended December 31, 1999.
              Report of Independent Auditors..................................
              Balance Sheet as of December 31, 1999...........................
              Statement of Operations and Retained Earnings for the
              Year Ended December 31, 1999....................................
              Statement of Cash Flows for the Year Ended December 31, 1999....
              Notes to Financial
              Statements......................................................

              Policy Communications, Inc.:  Statement of Operations for
              the Year Ended December 31, 1998.
              Report of Independent Auditors..................................
              Balance Sheet as of December 31, 1998...........................
              Statement of Operations for the Year Ended
              December 31, 1999.....................
              Notes to Financial Statements...................................

              Program Flow, Inc.:  Statement of Operations for the
              Year Ended December 31, 1999.
              Report of Independent Auditors..................................
              Balance Sheet as of December 31, 1999...........................

              Statement of Income for the Year Ended December 31, 1999........
              Statement of Retained Earnings for the Year Ended
              December 31, 1999.........
              Statement of Cash Flows for the Year Ended December 31, 1999....
              Notes to Financial Statements...................................

              Program Flow, Inc.:  Statement of Operations for the
              Year Ended December 31, 1998.
              Report of Independent Auditors..................................
              Statement of Income for the Year Ended December 31, 1998........
              Notes to Financial Statements...................................

(b)  Pro Forma Financial Information of Financial Performance
     Corporation and Subsidiaries.
              Unaudited Pro Forma Consolidated Balance Sheet as of
              December 31, 1999....
              Notes to Unaudited Pro Forma Consolidated Balance Sheet
              as of December 31, 1999.........................................
              Unaudited Pro Forma Consolidated Statement of Operations
              for the Year Ended December 31,1999.............................
              Notes to Unaudited Pro Forma Consolidated Statement
              of Operations for the Year Ended December 31, 1999..............

 InContext, Inc.: Statement of Operations for the Year Ended December 31, 1999.

                         REPORT OF INDEPENDENT AUDITORS

To The Stockholders
InContext Inc.


We have audited the accompanying balance sheet of InContext, Inc. at December 31, 1999, and the related statements of operations, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of InContext, Inc. at December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

As described in Note 5, the Company was merged into iMapData.com, Inc. on February 7, 2000. Subsequently, on March 3, 2000, iMapData.com, Inc. was merged into FPC Acquisition Corp., a subsidiary of Financial Performance Corporation.



Grossberg Company LLP

March 25, 2000

                                 INCONTEXT, INC.

                                  BALANCE SHEET

                                DECEMBER 31, 1999

                                     ASSETS

Current assets:
         Cash .....................................................   $   1,253
         Accounts receivable, net (Note 2) ........................     151,880
         Loan to stockholder ......................................         400

                  Total current assets ............................     153,533

Property and equipment:
         Computers ................................................      15,619
              Accumulated depreciation ............................      (3,484)

                  Property and equipment - net ....................      12,135

Total assets ......................................................   $ 165,668

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
         Accounts payable .........................................   $  61,976
         Income taxes payable .....................................         135
         Deferred income taxes (Note 3) ...........................      27,100

                  Total current liabilities .......................      89,211

Non-current deferred taxes (Note 3) ...............................       3,800

Stockholders' equity:
         Common stock, $1 par value; 1,000,000 shares authorized;
              shares issued and outstanding - none ................       1,000
         Stock subscription receivable ............................      (1,000)
         Retained earnings ........................................      72,657

                  Total stockholders' equity ......................      72,657

Total liabilities and stockholders' equity ........................   $ 165,668


                             See accompanying notes.

                                 INCONTEXT, INC.

                 STATEMENTS OF OPERATIONS AND RETAINED EARNINGS

                      FOR THE YEAR ENDED DECEMBER 31, 1999



Revenues earned (Note 2) .....................................          $690,605

Operating expenses ...........................................           650,363

Operating profit .............................................            40,242

Other income:


         Interest ............................................               685
         Miscellaneous .......................................             1,164

                  Total other income .........................             1,849

Income before provision for income taxes .....................            42,091

Provision for income taxes (Note 3) ..........................            16,235

Net income ...................................................            25,856

Retained earnings, beginning of year .........................            46,801

Retained earnings, end of year ...............................          $ 72,657


                             See accompanying notes.

                                 INCONTEXT, INC.

                             STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1999


Cash flows from operating activities:
         Net income ..........................................................   $ 25,856
         Adjustments to reconcile net income to net cash provided by operating activities:
                  Depreciation ...............................................      3,484
                  Change in allowance for doubtful accounts ..................      1,030
                  Deferred income taxes ......................................     16,100
                  Changes in assets and liabilities:
                           Accounts receivable ...............................    (20,581)
                           Income tax refunds receivable .....................         80
                           Accounts payable ..................................     (9,418)
                           Income taxes payable ..............................         35

                  Net cash provided by operating activities ..................     16,586

Cash flows used in investing activities:
         Purchase of computers ...............................................    (15,619)

Net increase in cash .........................................................        967

Cash, beginning of year ......................................................        286

Cash, end of year ............................................................   $  1,253

Supplementary information to statement of cash flows:

- Cash payment: Income taxes paid for the year ended December 31, 1999 were $100.

                             See accompanying notes.

                                 INCONTEXT, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1999


1.       Accounting policies

         Nature of operations - The Company is an information research firm which provides political-economic analyses of geographic areas for various companies and lobbying firms.

         Use of estimates - The accompanying financial statement has been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, as well as the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

         Equipment - Equipment is stated at acquisition cost and is depreciated using accelerated methods over their estimated useful lives of 5 - 7 years.

         Revenue recognition - Revenue is recognized as income in the period the Company's services are completed and the work product is delivered to its customers.

         Income taxes - The Company accounts for income taxes under the asset and liability method. This method provides for the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities and their tax bases.

2.       Accounts receivable and revenue concentrations

         Accounts receivable and revenues at and for the year ended December 31, 1999 includes the following from major customers:

                                              Accounts
                                              Receivable             Revenues
                                              ----------             --------
               Ameritech                      $       --             $153,500
               America Online                         --              138,262
               Eli Lilly and Company              60,000               60,000
                                                --------             --------

                                                 $60,000             $351,762
                                                 =======             ========

         The Company has provided an allowance for doubtful accounts of $13,930 for the year ended December 31, 1999, based on management's estimates of the collectibility of accounts receivable.

                                                  INCONTEXT, INC.

                                           NOTES TO FINANCIAL STATEMENTS

                                                 DECEMBER 31, 1999

3.       Income taxes

         The provision for income taxes consists of deferred taxes resulting primarily from temporary differences in income recognition from the use of the accrual basis of accounting for financial reporting purposes and the cash basis of accounting for tax purposes, as well as differences in methods of depreciation used.

         The components of the provision for income taxes are as follows:

                  Current:
                           Federal                           $       35
                           State                                    100

                  Deferred:
                           Federal                               11,700
                           State                                  4,400
                                                               --------
                                                               $ 16,235
                                                               ========

4.       Related party transactions

         The stockholders also own Policy Communications, Inc, and Policy Flow, Inc., two companies which provide consulting services to the Company. Policy Communications, Inc. billed and was paid $118,903 during 1999 for its services. Policy Flow, Inc. billed $321,687 and was paid $336,023 during 1999 for its services. Additionally, a third entity partially owned by one of the stockholders paid $5,450 in revenues during 1999.

5.       Subsequent events

         On January 13, 2000, the Board of Directors unanimously approved and adopted a plan of merger with and into iMapData.com, Inc. and on February 7, 2000 the separate existence of InContext, Inc. ceased. Subsequently, on March 3, 2000, iMapData.com, Inc. was merged into FPC Acquisition Corp., a subsidiary of Financial Performance Corporation.

 InContext, Inc.: Statement of Operations for the Year Ended December 31, 1998.
 ------------------------------------------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS

To The Stockholders
InContext, Inc.



We have audited the accompanying statement of operations of InContext, Inc. for the year ended December 31, 1998. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects the results of operations of InContext, Inc. for the year ended December 31, 1998 in conformity with generally accepted accounting principles.

As described in Note 5, the Company was merged into iMapData.com, Inc. on February 7, 2000. Subsequently, on March 3, 2000, iMapData.com, Inc. was merged into FPC Acquisition Corp., a subsidiary of Financial Performance Corporation.

Grossberg Company LLP

March 25, 2000

                                 INCONTEXT, INC.

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

------------------------------------------------------------------------
                  Revenues earned (Note 2)                     $921,290

                  Operating expenses                            879,343
Operating income                                                 41,947
------------------------------------------------------------------------

                  Other income:
                    Interest                                      2,683
                    Miscellaneous                                 3,444
------------------------------------------------------------------------
                       Total other income                         6,127
------------------------------------------------------------------------

                  Income before provision for income taxes       48,074

                  Provision for income taxes (Note 3)            13,281
------------------------------------------------------------------------
                  Net income                                    $34,793
========================================================================

                             See accompanying notes.

                                 INCONTEXT, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1998

1.   Accounting policies

     Nature of operations - The Company is an information research firm which provides political-economic analyses of geographic areas for various companies and lobbying firms.

     Use of estimates - The accompanying financial statement has been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, as well as the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     Revenue recognition - Revenue is recognized as income in the period the Company's services are completed and the work product is delivered to its customers.

     Income taxes - The Company accounts for income taxes under the asset and liability method. This method provides for the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities and their tax bases.

2.   Revenue concentration

     Revenues for the year ended December 31, 1998 included the following from major customers:

     --------------------------------------------------------------
     Bell South                                             95,850

     US West                                               548,302

     Cahill, Gordon & Reindel                               54,000

     Law & Economics Consulting Group                      127,078
     --------------------------------------------------------------
                                                         $ 825,230
     ==============================================================

3.   Income taxes

     The provision for income taxes consists of deferred taxes resulting primarily from temporary differences in income recognition from the use of the accrual basis of accounting for financial reporting purposes and the cash basis of accounting for tax purposes.

                                 INCONTEXT, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1998

3.   Income taxes (continued)

     The components of the provision for income taxes are as follows:

     --------------------------------------------------------------------
                       Current:
              Federal                                                $ -
              State                                                  100
                       Deferred
              Federal                                              7,881
              State                                                5,300
     --------------------------------------------------------------------
                                                                 $13,281
     --------------------------------------------------------------------


4.       Related party transactions

     The owners of the Company also own Policy Communications, Inc. and Policy Flow, Inc., two companies which provide consulting services to the Company. Policy Communications, Inc. billed and was paid $396,632 during 1998 for its services, and Policy Flow, Inc. billed $463,796 and was paid $408,085 during 1998.

5.       Subsequent events

     On January 13, 2000, the Board of Directors unanimously approved and adopted a plan of merger with and into iMapData.com, Inc. and on February 7, 2000 the separate existence of InContext, Inc. ceased. Subsequently, on March 3, 2000, iMapData.com, Inc. was merged into FPC Acquisition Corp., a subsidiary of Financial Performance Corporation.

          Policy Communications, Inc.: Statement of Operations for the
          ------------------------------------------------------------
                         Year Ended December 31, 1999.
                         -----------------------------

                         REPORT OF INDEPENDENT AUDITORS

To:      The Stockholders
Policy Communications, Inc.

We have audited the accompanying balance sheet of Policy Communications, Inc. at December 31, 1999, and the related statements of operations, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Policy Communications, Inc. at December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

As described in Note 5, the Company became a wholly-owned subsidiary of iMapData.com, Inc. on January 13, 2000. Subsequently, on March 3, 2000, iMapData.com, Inc. was merged into FPC Acquisition Corp., a subsidiary of Financial Performance Corporation.

Grossberg Company LLP

March 25, 2000

                           POLICY COMMUNICATIONS, INC.

                                  BALANCE SHEET

                                DECEMBER 31, 1999


                                     ASSETS
-------------------------------------------------------------------------------
Current assets:
       Cash                                                           $     441
       Accounts receivable (Note 2)                                     120,411
       Income tax refunds receivable                                       1610
       Subscription receivable                                              200
       Loan to stockholder (Note 4)                                      15,030
       Prepaid expenses                                                   6,845
-------------------------------------------------------------------------------
              Total current assets                                      144,537
-------------------------------------------------------------------------------

Property and equipment:
       Computers                                                         39,599
       Office furniture                                                  18,422
-------------------------------------------------------------------------------
                                                                         58,021
-------------------------------------------------------------------------------

          Accumulated depreciation                                      (44,510)
-------------------------------------------------------------------------------
              Property and equipment - net                               13,511
-------------------------------------------------------------------------------

Total assets                                                          $ 158,048
-------------------------------------------------------------------------------

                      LIABILITIES AND STOCKHOLDERS' EQUITY
-------------------------------------------------------------------------------

Current liabilities:
       Accounts payable                                               $  58,796
       Deferred income taxes (Note 3)                                    18,200
-------------------------------------------------------------------------------
              Total current liabilities                                  76,906
-------------------------------------------------------------------------------

Noncurrent deferred taxes (Note 3)                                        3,400
-------------------------------------------------------------------------------
Total liabilities                                                        80,306
-------------------------------------------------------------------------------

Stockholders' equity:
      Capital stock, $1 par value, 3,000 shares authorized,
      200 shares issued                                                     200
      Retained earnings                                                  77,542
-------------------------------------------------------------------------------
              Total stockholders' equity                                 77,742
-------------------------------------------------------------------------------

Total liabilities and stockholders' equity                            $ 158,048
-------------------------------------------------------------------------------

                             See accompanying notes

                           POLICY COMMUNICATIONS, INC.

                 STATEMENTS OF OPERATIONS AND RETAINED EARNINGS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

-------------------------------------------------------------------------------

Revenues earned (Note 2)                                              $ 929,502

Operating expenses                                                      929,749
--------------------------------------------------------------------------------
Operating loss                                                             (247)

Other income, principally interest                                          742
--------------------------------------------------------------------------------

Income before provision for income taxes                                    495

Provision for income taxes (Note 3)                                       1,300
--------------------------------------------------------------------------------
Net loss                                                                   (805)

Retained earnings, beginning of year                                     78,347
--------------------------------------------------------------------------------
Retained earnings, end of year                                        $  77,542
--------------------------------------------------------------------------------

                             See accompanying notes.

                           POLICY COMMUNICATIONS, INC.

                             STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1999


--------------------------------------------------------------------------------------------------
Cash flows from operating activities:
      Net loss                                                                            $   (805)
      Adjustments to reconcile net loss to net cash provided by operating activities:
              Depreciation                                                                   9,227
              Changes in assets and liabilities:
                    Accounts receivable                                                     97,047
                    Income tax refunds receivable                                           (1,610)
                    Prepaid expenses                                                        (6,845)
                    Accounts payable                                                       (91,700)
                    Deferred income taxes                                                   (1,200)
                    Income taxes payable                                                      (921)
--------------------------------------------------------------------------------------------------
              Net cash provided by operating activities                                   $  3,193
--------------------------------------------------------------------------------------------------

Cash flows used in investing activities:
      Purchase of equipment                                                                 (3,011)
--------------------------------------------------------------------------------------------------
Net increase in cash                                                                           182
--------------------------------------------------------------------------------------------------

Cash, beginning of year                                                                        259
--------------------------------------------------------------------------------------------------
Cash, end of year                                                                         $    441
--------------------------------------------------------------------------------------------------

                             See accompanying notes.

                           POLICY COMMUNICATIONS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1999

Note 1.           Accounting policies


                  Nature off operations - The Company is an information research firm which provides political-economic analyses of geographic areas for various companies and lobbying firms.

                  Use of estimates - The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, as well as the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                  Equipment - Equipment is stated at acquisition cost and is depreciated using accelerated methods over their estimated useful lives of 5 - 7 years.

                  Revenue recognition - Revenue is recognized as income in the period the Company's services are completed and the work product is delivered to its customers.

                  Income taxes - The Company accounts for income taxes under the asset and liability method. This method provides for the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities and their tax bases.

Note 2.           Accounts receivable and revenue concentrations

Accounts receivable and revenues at and for the year ended December 31, 1999, included the following from major customers:

--------------------------------------------------------------------------------
                                                       Accounts
                                                       Receivable       Revenues
                                                       ----------       --------

Incontext, Inc.                                        $     --         $238,143
Phillip Morris Corporate Services, Inc.                      --           37,921
Phillip Morris Management Company                       108,111          282,495
Sinclair Broadcasting Group                              12,300          270,943
--------------------------------------------------------------------------------
                                                       $120,411         $929,502
--------------------------------------------------------------------------------

                           POLICY COMMUNICATIONS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1999

Note 3.           Income taxes

The provision for income taxes consists of deferred taxes resulting primarily from temporary differences in income recognition from the use of the accrual basis of accounting for financial reporting purposes and the cash basis of accounting for tax purposes, as well as differences in methods of depreciation used.

The components of the provision for income taxes are as follows:

                -------------------------------------------------------
                Current:
                -------------------------------------------------------
                      Federal                            $  1,400
                -------------------------------------------------------
                      State                                 1,100
                -------------------------------------------------------

                Deferred:
                -------------------------------------------------------
                     Federal                                 (800)
                -------------------------------------------------------
                     State                                   (400)
                -------------------------------------------------------
                                                         $  1,300
                -------------------------------------------------------


The provision for income taxes does not bear the expected statutory relationship to income before taxes principally due to nondeductible meals and entertainment expenses.

Note 4.  Related party transactions

The Company advanced $15,030 to a stockholder in a prior year. The advance is non-interest bearing and payable on demand.

A stockholder of the Company has an ownership interest in InContext, Inc. Revenues derived and paid from this entity for 1999 were $238,143.

Stockholders of the Company also have ownership interests in Wunder & Lilley (formerly Wunder, Knight, Levine, Thelen & Forscey, P.L.L.C.) which sublet office space and provided administrative support to the Company. During 1999, the Company was charged $153,845 for these services and paid $157,653.

Note 5. Subsequent events

On January 12, 2000, a 15% stockholder transferred 30 shares of common stock to the Company for payment of $30.

On January, 13, 2000, the Company became a wholly-owned subsidiary of iMapData.com, Inc. (the Acquirer) when the remaining stockholder exchanged all of the Company's outstanding stock for 500 shares of the Acquirer's $0.01 par value common stock. Subsequently, on March 3, 2000, iMapData.Com, Inc. was merged into FPC Acquisition Corp., a subsidiary of Financial Performance Corporation.

            Policy Communications, Inc.: Statement of Operations for
            --------------------------------------------------------
                       the Year Ended December 31, 1998.
                       ---------------------------------

                         REPORT OF INDEPENDENT AUDITORS

To The Stockholders
Policy Communications, Inc.


We have audited the accompanying statement of operations of Policy Communications, Inc. for the year ended December 31, 1998. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects the results of operations of Policy Communications, Inc. for the year ended December 31, 1998 in conformity with generally accepted accounting principles.

As described in Note 5, the Company became a wholly-owned subsidiary of iMapData.com, Inc. on January 13, 2000. Subsequently, on March 3, 2000, iMapData.com, Inc. was merged into FPC Acquisition Corp., a subsidiary of Financial Performance Corporation.



Grossberg Company LLP

March 25, 2000

                           POLICY COMMUNICATIONS, INC.

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998



============================================================================

Revenues earned (Note 2)                                          $1,362,439
Operating expense                                                  1,254,165
----------------------------------------------------------------------------
Operating income                                                     108,274
Other income, principally interest                                     2,296
----------------------------------------------------------------------------
Income before provision for income taxes                             110,570
Provision for income taxes (Note 3)                                   26,841
----------------------------------------------------------------------------
Net income                                                        $   83,729
============================================================================

                           POLICY COMMUNICATIONS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1998

Note 1.  Accounting policies

         Nature of operations - The Company is an information research firm which provides political-economic analyses of geographic areas for various companies and lobbying firms.

         Use of estimates - The accompanying financial statement has been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, as well as the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

         Revenue recognition - Revenue is recognized as income in the period the Company's services are completed and the work product is delivered to its customers.

         Income taxes - The Company accounts for income taxes under the asset and liability method. This method provides for the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities and their tax bases.

         Equipment - Equipment is stated at acquisition cost and is depreciated using accelerated methods over their estimated useful lives of 5 - 7 years. Depreciation expense for 1998 was $7,396.

Note 2.  Revenue concentration

         Revenues for the year ended December 31, 1998 included the following from major customers:

          ================================================================

          InContext, Inc.                                        $396,633
          Phillip Morris Corporate Services, Inc.                 166,407
          Phillip Morris Management Company                       569,083
          Sinclair Broadcasting Group                             230,316

          ----------------------------------------------------------------
                                                               $1,362,439
          ================================================================

                           POLICY COMMUNICATIONS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1998

Note 3.           Income taxes

         The provision for income taxes consists of deferred taxes resulting primarily from temporary differences in income recognition from the use of the accrual basis of accounting for financial reporting purposes and the cash basis of accounting for tax purposes, as well as differences in methods of depreciation used.

         The components of the provision for income taxes are as follows:

                 ---------------------------------------------------

                 Current:
                     Federal                                 $2,294
                     State                                    1,747

                 Deferred:
                     Federal                                 14,200
                     State                                    8,600

                 ---------------------------------------------------
                                                            $26,841
                 ---------------------------------------------------

Note 4.    Related party transactions

         A stockholder of the Company also has an ownership interest in InContext, Inc. Revenues derived and paid from this entity for 1998 were $396,633.

         A stockholder of the Company also has an ownership interest in Wunder, Knight, Levine, Thelen & Forscey, P.L.L.C., which sublet office space and provided administrative support to the Company. During 1998, the Company was charged $170,274 for these services and paid $184,022.

Note 5.    Subsequent events

         On January 12, 2000, a 15% stockholder transferred 30 shares of common stock to the Company for payment of $30.

         On January, 13, 2000, the Company became a wholly-owned subsidiary of iMapData.com, Inc. (the Acquirer) when the remaining stockholder exchanged all of the Company's outstanding stock for 500 shares of the Acquirer's $0.01 par value common stock. Subsequently, on March 3, 2000, iMapData.Com, Inc. was merged into FPC Acquisition Corp., a subsidiary of Financial Performance Corporation.

               Program Flow, Inc.: Statement of Operations for the
               ---------------------------------------------------
                         Year Ended December 31, 1999.
                         -----------------------------

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
Program Flow, Inc.
McLean, Virginia

We have audited the accompanying balance sheet of Program Flow, Inc. as of December 31, 1999, and the related statements of income, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Program Flow, Inc. as of December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



Dembo, Jones, Healy, Pennington & Ahalt, P.C.





Rockville, Maryland
March 25, 2000

                               PROGRAM FLOW, INC.
                                  BALANCE SHEET
                                December 31, 1999


                  Assets

Current Assets
     Cash and cash equivalents ....................................     $ 75,564
     Accounts receivable ..........................................      100,781
     Prepaid expenses .............................................        2,988
                                                                        --------
         Total current  assets ....................................      179,333
                                                                        --------
Property and Equipment
     Furniture and  equipment .....................................       74,423
     Less accumulated depreciation ................................       37,743
                                                                        --------
                                                                          36,680
                                                                        --------

Other Assets

Deposits ..........................................................        2,139
                                                                        --------
                                                                        $218,152
                                                                        ========
     Liabilities and Stockholder's Equity

Current Liabilities
     Accounts payable .............................................     $ 38,978
     Accrued payroll taxes ........................................       65,849
     Current maturities of note payable ...........................        1,592
                                                                        --------


                  Total current liabilities .......................      106,419
                                                                        --------


Long-Term Debt, less current maturities ...........................          946
                                                                        --------


Stockholder's Equity
     Common stock, $ 1.00 par value 5,000 shares authorized;
         10 shares issued and outstanding .........................           10

     Additional paid-in capital ...................................       33,290

     Retained earnings ............................................       77,487
                                                                        --------
                                                                         110,787

                                                                        $218,152
                                                                        ========

   The accompanying notes are an integral part of these financial statements.

                               PROGRAM FLOW, INC.
                               STATEMENT OF INCOME
                          Year Ended December 31, 1999

Revenue
        Sales .............................................................   $ 640,972

Direct Expenses
        Salaries ..........................................................     214,409
        Data purchases ....................................................     151,532
        Travel ............................................................      32,365
        Payroll taxes .....................................................      13,723
        Consultant ........................................................       3,480
                                                                              ---------
                                                                                415,509
                                                                              ---------
General and Administrative Expenses
        Rent ..............................................................      34,815
        Retirement plan expense ...........................................      22,500
        Office supplies ...................................................      20,062
        Telephone .........................................................      10,969
        Depreciation ......................................................      10,003
        Insurance .........................................................       9,206
        Legal and accounting ..............................................       7,198
        Equipment leasing .................................................       5,351
        Computer supplies .................................................       4,669
        Other taxes .......................................................       4,479
        Entertainment and promotion .......................................       2,995
        Utilities .........................................................       2,395
        Messenger service .................................................       2,032
        Dues and subscriptions ............................................       1,307
        Security ..........................................................       1,241
        Bank charges ......................................................       1,158
        Interest ..........................................................         341
                                                                              ---------
                                                                                140,721
                                                                              ---------
                               Operating income ...........................      84,742

Other Income/Expense
        Interest income ...................................................         733
        Loss on abandonment of assets .....................................      (5,084)
                                                                              ---------
                                                                                 (4,351)
                                                                              ---------
Net income ................................................................   $  80,391
                                                                              ---------

The accompanying notes are an integral part of these financials statements

                               PROGRAM FLOW, INC.
                         STATEMENT OF RETAINED EARNINGS
                          Year Ended December 31, 1999


Balance, beginning of year ................................           $ 196,109
         Stockholder distributions ........................            (199,013)
         Net income .......................................              80,391
                                                                      ---------
Balance, end of year ......................................           $  77,487
                                                                      =========

The accompanying notes are an integral part of these financial statements.

                               PROGRAM FLOW, INC.
                             STATEMENT OF CASH FLOWS
                          Year Ended December 31, 1999

Cash flows from operating activities:
           Net income .......................................................   $  80,391
           Adjustments to reconcile net income to net cash
                used in operating activities:
                        Depreciation ........................................      10,003
                        Loss on abandonment of assets .......................       5,084
                        (Increase) decrease in:
                               Accounts receivable ..........................      80,275
                               Stockholder advance ..........................      51,950
                               Prepaid expenses .............................      (2,988)
                        Increase (decrease) in:
                               Accounts payable .............................      29,829
                               Accrued payroll taxes ........................     (36,812)
                                                                                ---------
                                    Net cash provided by operating activities     217,732
                                                                                ---------

Cash flows from investing activities:
           Purchase of property and equipment ...............................     (15,785)
                                                                                ---------
                                    Net cash used in investing activities ...     (15,785)
                                                                                ---------

Cash flows from financing activities:
           Principal payments on note payable ...............................      (1,337)
           Distributions paid ...............................................    (199,013)
                                                                                ---------
                                    Net cash used in financing activities ...    (200,350)
                                                                                ---------

Net increase in cash and cash equivalents ...................................       1,597

Cash and cash equivalents at beginning of year ..............................      73,967
                                                                                ---------

Cash and cash equivalents at end of year ....................................   $  75,564
                                                                                =========

The accompanying notes are an integral part of these financial statements.

Note 1.        Organization and Significant Accounting Policies

               Program Flow, Inc. began operations in 1982. The Company performs politicoeconomic analysis to produce economic impact studies. Program Flow, Inc.'s products are sold in the United States and Europe to corporations, government agencies and sports organizations.

                       Basis of Accounting

                           The financial statements are prepared on the accrual basis of accounting.

                       Use of Estimates

                           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                       Cash and Cash Equivalents

                           For purposes of the statements of cash flows, the Company considers cash in checking, money market accounts, certificates of deposits, and investments in government securities with maturities of three months or less to be cash and cash equivalents.

                       Allowance for Doubtful Accounts

                           The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required.

                       Income Taxes

                           The Company, with the consent of its stockholder, has elected under the provisions of the Internal Revenue Code to be an S Corporation. Under those provisions, the Company does not pay federal or state corporate income taxes on its taxable income. Instead, the stockholder is liable for individual income taxes on the Company's taxable income.

Note 1.           Organization and Significant Accounting Policies (continued)

                       Depreciation

                           Property and equipment are being depreciated using straight-line and accelerated methods over their estimated useful lives of three to seven years. Total depreciation expense in 1999 was $ 10,003.

Note 2.           Long-Term Debt

                  Note payable at December 31, 1999 consists of the following:

                  Note payable $152 per month including interest at
                      12.46%.  Secured by property with a net book
                      value of $3,125                               $  2,538
                  Less current maturity                                1,592
                                                                    --------
                                                                    $    946


                  Aggregate maturities or payments required on principal under long-term note obligations are as follows:

                                2000                                $   1,592
                                2001                                      946

Note 3.           Operating Leases

                  The Company leases its office space under a lease which expires on December 31, 2002. The basic rent is $2,901 monthly, plus increases in real estate taxes and operating costs over base amounts. Total occupancy expense in 1999 was $34,815.

                  In addition, the Company leases computer equipment and automobile. The leases expire in different periods through September 2000. Lease payments are currently $999 per month.

                  Future minimum rentals under the leases mentioned above are as follows:

                                2000                        $   43,050
                                2001                            34,812
                                2002                            34,812

Note 4.           Major Customers

                  Revenue from major customers for the year ended December 31, 1999 was as follows:

                      InContext, Inc.                       $    336,023
                      Policy Communications, Inc.                299,183
                                                            ------------
                                                            $    635,206
                                                            ============

                  Accounts receivable from those major customers at December 31, 1999 were as follows:

                      InContext, Inc.                       $     51,375
                      Policy Communications, Inc.                 49,406
                                                            ------------
                                                            $    100,781
                                                            ============


Note 5.           Retirement and Benefit Plan

                  The Company adopted a Simplified Employee Pension Plan (SEP) as of January 1, 1992. This plan covers employees who are at least 21 years of age and have worked for the Company at least three of the last five years. The Company contributions are subject to limitations imposed by the Internal Revenue Service. Company contributions to the plan totaled $22,500 in 1999.

Note 6.           Distribution

                  The Company makes distributions to its stockholder to help fund the stockholder's approximate personal taxes due on the Company's undistributed net income. A distribution of $82,000 was made subsequent to December 31, 1999.

Note 7.           Subsequent Event

                  On January 13, 2000, the Company became a wholly owned subsidiary of iMapData.com, Inc. (the Acquirer) when the stockholder exchanged all of the Company's outstanding stock for 500 shares of the Acquirer's $0.01 par value common stock. Subsequently, on March 3, 2000, iMapData.com, Inc. was merged into FPC Acquisition Corp., a subsidiary of Financial Performance Corporation.

              Program Flow, Inc.: Statement of Operations for the
              ---------------------------------------------------
                         Year Ended December 31, 1998.
                         -----------------------------

                         REPORT OF INDEPENDENT AUDITORS


Board of Directors
Program Flow, Inc.
McLean, Virginia

We have audited the accompanying statement of income of Program Flow, Inc. for the year ended December 31, 1998. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of income referred to above presents fairly, in all material respects, the results of operations of Program Flow, Inc. for the year ended December 31, 1998, in conformity with generally accepted accounting principles.





Dembo, Jones, Healy, Pennington & Ahalt, P.C.





Rockville, Maryland
March 25, 2000

                               PROGRAM FLOW, INC.
                               STATEMENT OF INCOME
                          Year Ended December 31, 1998

Revenue
      Sales .................................................           $821,413
                                                                        --------
Direct Expenses
      Salaries ..............................................            323,229
      Data purchases ........................................             37,025
      Payroll taxes .........................................             17,097
      Travel ................................................             11,434
      Consultant ............................................              1,150
                                                                        --------
                                                                         389,935
                                                                        --------

General and Administrative Expenses
      Rent ..................................................             26,957
      Depreciation ..........................................             12,386
      Office supplies .......................................             11,188
      Telephone .............................................             10,915
      Computer supplies .....................................              8,395
      Insurance .............................................              8,174
      Other taxes ...........................................              7,123
      Equipment leasing .....................................              4,357
      Legal and accounting ..................................              3,423
      Messenger service .....................................              2,680
      Utilities .............................................              2,339
      Dues and subscriptions ................................              2,203
      Entertainment and promotion ...........................              2,098
      Bank charges ..........................................                850
      Security ..............................................                353
      Interest ..............................................                170
                                                                        --------
                                                                         103,611
                                                                        --------

              Operating income ..............................            327,867

Other Income
      Interest income .......................................                924
                                                                        --------

Net income ..................................................           $328,791
                                                                        ========


The accompanying notes are an integral part of this financial statement.

                               PROGRAM FLOW, INC.
                          NOTES TO FINANCIAL STATEMENT
                                December 31, 1998


Note 1.        Organization and Significant Accounting Policies

               Program Flow, Inc. began operations in 1982. The Company performs politico-economic analysis to produce economic impact studies. Program Flow, Inc.'s products are sold in the United States and Europe to corporations, government agencies and sports organizations.

               Basis of Accounting

               The financial statement is prepared on the accrual basis of accounting.

               Use of Estimates

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

               Income Taxes

               The Company, with the consent of its stockholder, has elected under the provisions of the Internal Revenue Code to be an S Corporation. Under those provisions, the Company does not pay federal or state corporate income taxes on its taxable income. Instead, the stockholder is liable for individual income taxes on the Company's taxable income.

               Depreciation

               Property and equipment are being depreciated using straight-line and accelerated methods over their estimated useful lives of three to seven years. Total depreciation expense in 1998 was $ 12,386.

                               PROGRAM FLOW, INC.
                          NOTES TO FINANCIAL STATEMENT
                                December 31, 1998


Note 2.       Operating Leases

              The Company leases its office space under a lease which expires on December 31, 2002. The basic rent is $ 2,246 monthly, plus increases in real estate taxes and operating costs over base amounts.
              Total occupancy expense in 1998 was $ 26,957.

              In addition, the Company leases computer equipment and automobiles. The leases expire in different periods through September 2000. Lease payments are currently $ 999 per month.

              Future minimum rentals under the leases mentioned above are as follows:

                              1999                        $ 46,803
                              2000                          43,050
                              2001                          34,812
                              2002                          34,812

Note 3.       Major Customers

              Revenue from major customers for the year ended December 31, 1998 was as follows:

                  InContext, Inc.                          $ 388,085
                  Policy Communications, Inc.                290,621
                                                           ---------
                                                           $ 678,706

              Accounts receivable from those major customers at December 31, 1998 were as follows:

                  Policy Communications, Inc.              $ 115,345
                  InContext, Inc.                             65,711
                                                           ---------
                                                           $ 181,056

Note 4.       Retirement and Benefit Plan

              The Company adopted a Simplified Employee Pension Plan (SEP) as of January 1, 1992. This plan covers employees who are at least 21 years of age and have worked for the Company at least three of the last five years. The Company contributions are subject to limitations imposed by the Internal Revenue Service. The Company made no contribution to the plan in 1998.

                               PROGRAM FLOW, INC.
                          NOTES TO FINANCIAL STATEMENT
                                December 31, 1998


Note 5.       Subsequent Event

On January 13, 2000, the Company became a wholly owned subsidiary of iMapData.com, Inc. (the Acquirer) when the stockholder exchanged all of the Company's outstanding stock for 500 shares of the Acquirer's $0.01 par value common stock. Subsequently, on March 3, 2000 iMapData.com, Inc. was merged into FPC Acquisition Corp., a subsidiary of Financial Performance Corporation.

               Financial Performance Corporation and Subsidiaries

                INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED
                              FINANCIAL STATEMENTS

                              BASIS OF PRESENTATION


Financial Performance Corporation ("FPC" or the "Company") was incorporated in New York in August 1984 under the name of Performance Services Group, Inc. and changed its name to Financial Performance Corporation in June 1998. Through its subsidiary, Michaelson Kelbick Partners, Inc. ("MKP"), the Company provides communications consulting services to the financial services industry, particularly with respect to communications concerning mergers and other business combinations. The Company is implementing a new business strategy in which it will also focus on Internet-related businesses and services aimed at the business-to-business market. In March 2000, the Company completed its acquisition of iMapData.com, Inc. ("iMapData"), headquartered in Washington, D.C., that provides business-to-business clients with convenient access via digital computer software to competitive marketing and economic data on a secure proprietary website.

The following unaudited pro forma consolidated financial information (the "Pro Forma Financial Statements") of the Company is based on the consolidated historical financial statements of Financial Performance Corporation and Subsidiaries adjusted to give effect to the iMapData Acquisition (the "Transaction").

The Pro Forma Financial Statements were prepared to illustrate the estimated effects of the Transaction. The Pro Forma Consolidated Balance Sheet gives effect to the Transaction as if it had occurred on December 31, 1999. The Pro Forma Consolidated Statement of Operations for the year ended December 31, 1999 gives effect to the Transaction as if it had occurred on January 1, 1999.

The pro forma adjustments are based on assumptions that management believes are reasonable. The Pro Forma Financial Statements do not purport to represent what the results of operations or financial position of the Company would have been had the Transaction in fact occurred on such dates nor do they purport to project the results of operations or financial position of the Company for any future period or as of any date. The Pro Forma Financial Statements should be read in conjunction with the consolidated financial statements of FPC and the related notes thereto included in the Company's Form 10-KSB for the year ended December 31, 1999, and the financial statements of iMapData and related notes thereto included in their Form 8-K.

The Transaction will be accounted for as a purchase business combination. Under purchase accounting, the total purchase cost will be allocated to the tangible and intangible assets acquired and liabilities assumed based upon their respective fair values. The excess of the purchase cost over the book value of the net assets acquired has been allocated to goodwill in the accompanying Pro Forma Financial Statements. The pro forma allocation represents the Company's preliminary determination of purchase accounting adjustments based upon available information and certain assumptions that management believes are reasonable. The actual allocation of the purchase cost and its effect on the Company's results of operations and financial position may differ significantly from the pro forma amounts included herein.

            Financial Performance Corporation and Subsidiaries

              UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET



                             December 31, 1999

                                                    Financial
                                                   Performance
                                                   Corporation      iMapData.com, Inc.       Pro forma           Pro forma
                                                   (Historical)         (Historical)        adjustments         consolidated
                                                   ------------         ------------        -----------         ------------
                                                                         (Note A)            (Note B)
                    ASSETS
Cash                                                $ 4,179,179           $  77,258      $      (82,000)        $  4,174,437
Restricted cash                                         500,000                                                      500,000
Short-term investments                                  485,000                                                      485,000
Accounts receivable, net                                 24,843             272,291                                  297,134
Income tax refunds receivable                                                 1,610                                    1,610
Subscription receivable                                                         200                                      200
Loan to stockholder                                                          15,430                                   15,430
Prepaid expenses                                        321,003               9,833                                  330,836
                                                    -----------           ---------          -----------        ------------

                                                      5,510,025             376,622             (82,000)           5,804,647

Property and equipment, net                             219,571              62,326                                  281,897
Goodwill                                                                                     12,738,814           12,738,814
Other assets                                            280,779               2,139                                  282,918
                                                    -----------           ---------          -----------        ------------

         Total assets                                $6,010,375          $  441,087       $  11,807,560         $ 19,108,276
                                                      ==========            =======          ==========           ==========


The accompanying notes are an integral part of this statement.

            Financial Performance Corporation and Subsidiaries

                             December 31, 1999

                                                    Financial
                                                   Performance
                                                   Corporation      iMapData.com, Inc.       Pro forma           Pro forma
                                                   (Historical)         (Historical)        adjustments         Consolidated
                                                   ------------         ------------        -----------         ------------
     LIABILITIES AND STOCKHOLDERS' EQUITY                                (Note A)            (Note B)
Current liabilities
   Accounts payable                                $   988,287           $  58,879                             $  1,047,166
   Accrued payroll taxes                                                    65,849                                   65,849
   Income tax payable                                                          135                                      135
   Deferred income taxes                                                    45,300                                   45,300
   Secured promissory note due to stockholder          500,000                                                      500,000
   Current maturities of note payable                                        1,592                                    1,592
                                                     ---------             -------                              -----------

         Total current liabilities                   1,488,287             171,755                                1,660,042
                                                     ---------             -------                              -----------

Long-term debt                                                                 946                                      946

Noncurrent deferred taxes                                                    7,200                                    7,200

Minority interest                                    1,029,046                                                    1,029,046

Stockholders' equity
   Common stock                                         99,280               1,210     $         8,790              109,280
   Stock subscription receivable                                            (1,000)              1,000

   Additional paid-in capital                        7,945,696              33,290          12,956,710           20,935,696
   Accumulated deficit                              (4,551,934)            227,686            (309,686)          (4,633,934)
                                                    ----------             -------         -----------          -----------

                                                     3,493,042             261,186          11,807,560           16,411,042
                                                    ----------             -------          ----------           ----------

                                                   $ 6,010,375            $441,087         $11,807,560          $19,108,276
                                                    ==========             =======          ==========           ==========

The accompanying notes are an integral part of this statement.

               Financial Performance Corporation and Subsidiaries

             NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                                December 31, 1999



NOTE A - iMapData.com MERGER

     On March 3, 2000, the Company acquired the stock of iMapData.com. The acquisition was made with the issuance of 1,000,000 shares of the Company's stock (valued at $13,000,000, based upon the closing price of the Company's stock on March 3, 2000). iMapData.com commenced its operations on January 13, 2000, when it acquired Program Flow, Inc., InContext, Inc. and Policy Communications, Inc. Due to common ownership interests, these three companies were combined into iMapData, and the merger was accounted for as a pooling of interests.

     The following pro forma combined balance sheet includes the historical balance sheet of these three companies and related pro forma elimination adjustments. These pro forma adjustments reflect the elimination of intercompany receivables and payables arising from intercompany sales.

     The pro forma combined balance sheet below gives effect to the transaction as if it had occurred on December 31, 1999:

               Financial Performance Corporation and Subsidiaries

                                December 31, 1999

NOTE A (continued)

                                                                          As of December 31, 1999
                                               -----------------------------------------------------------------------------
                                                                                Policy
                                                                                Communi-
                                                 Program     InContext,         cations,                      iMapData.com,
                   ASSETS                      Flow, Inc.        Inc.             Inc.       Eliminations            Inc.
                                                ---------    -----------       ---------     ------------     ---------------
Current assets
   Cash and cash equivalents                    $  75,564     $    1,253     $       441                          $  77,258
   Accounts receivable                            100,781        151,880         120,411        $(100,781)          272,291
   Income tax refunds receivable                                                   1,610                              1,610
   Subscription receivable                                                           200                                200
   Loan to stockholder                                               400          15,030                             15,430
   Prepaid expenses                                 2,988                          6,845                              9,833
                                                ---------    -----------       ---------     -------------        ---------

       Total current assets                       179,333        153,533         144,537         (100,781)          376,622

Property and equipment
   Furniture and equipment                         74,423                         18,422                             92,845
   Computers                                                      15,619          39,599                             55,218
   Less accumulated depreciation                  (37,743)        (3,484)        (44,510)                           (85,737)
                                                 --------       --------        --------     -------------         --------

                                                   36,680         12,135          13,511                             62,326
Other assets
   Deposits                                         2,139                                                             2,139
                                                ---------    -----------     -----------     -------------        ---------

       Total assets                              $218,152       $165,668        $158,048        $(100,781)         $441,087
                                                  =======        =======         =======         ========           =======

               LIABILITIES AND
            STOCKHOLDER'S EQUITY

Current liabilities
   Accounts payable                             $  38,978      $  61,976       $  58,706        $(100,781)        $  58,879
   Accrued payroll taxes                           65,849                                                            65,849
   Income tax payable                                                135                                                135
   Deferred income taxes                                          27,100          18,200                             45,300
   Current maturities of note payable               1,592                                                             1,592
                                                ---------    -----------     -----------     -------------        ---------

       Total current liabilities                  106,419         89,211          76,906         (100,781)          171,755
                                                  -------       --------        --------         --------           -------

Noncurrent deferred taxes                                          3,800           3,400                              7,200
                                               -------------   ---------       ---------     -------------        ---------

Long-term debt, less current maturities               946                                                               946
                                               ----------    -----------     -----------     -------------       ----------

Stockholder's equity

                                                                          As of December 31, 1999
                                               -----------------------------------------------------------------------------
                                                                                Policy
                                                                                Communi-
                                                 Program     InContext,         cations,                      iMapData.com,
                                               Flow, Inc.        Inc.             Inc.       Eliminations            Inc.
                                                ---------    -----------       ---------     ------------     ---------------
   Common stock                                        10          1,000             200                              1,210
   Stock subscription receivable                                  (1,000)                                            (1,000)
   Additional paid-in capital                      33,290                                                            33,290
   Retained earnings                               77,487         72,657          77,542                            227,686
                                                 --------       --------        --------     -------------          -------

       Total stockholder's equity                 110,787         72,657          77,742                            261,186
                                                  -------       --------        --------     -------------          -------

                                                 $218,152       $165,668        $158,048        $(100,781)         $441,087
                                                  =======        =======         =======         ========           =======

               Financial Performance Corporation and Subsidiaries

                                December 31, 1999



NOTE B - UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                  ADJUSTMENTS

     The following table summarizes the unaudited pro forma consolidated balance sheet adjustments:

                                                                                            Total
                                                                                           pro forma
                                                                                          adjustments
                                                                                          -----------
                                                       (1)                (2)
                                                 --------------        ------
       Cash                                                              $(82,000)      $       (82,000)
       Goodwill                                     $12,738,814                              12,738,814
       Common stock                                      (8,790)                                 (8,790)
       Stock subscription receivable                     (1,000)                                 (1,000)
       Additional paid-in capital                   (12,956,710)                            (12,956,710)

                                                        227,686            82,000               309,686
                                                   ------------           -------         -------------
       Accumulated deficit

                                               $         -               $     -         $      -
                                                ================         ===========     ==============

               Financial Performance Corporation and Subsidiaries

                                December 31, 1999


NOTE B (continued)

    (1) The following table provides an analysis of the purchase price of the iMapData acquisition. The excess of the purchase price over the book value of the net assets acquired has been allocated to goodwill based upon a preliminary analysis of the net assets acquired and certain assumptions that the Company believes are reasonable. The actual allocation of purchase price may differ significantly from the pro forma amounts included herein.

          Common stock issuance                                      $13,000,000

                   Total purchase cost                                13,000,000

          Estimated fair value of net assets acquired                    261,186
                                                                     -----------

          Purchase price in excess of estimated fair value
              of net assets acquired                                 $12,738,814

          Allocation of purchase price in excess of book
              value of net assets acquired to goodwill               $12,738,814
                                                                      ==========

     (2) Subsequent to December 31, 1999, Program Flow, Inc., a subsidiary of iMapData.com, Inc. made distributions of $82,000 to its shareholder to help fund the stockholder's approximate personal taxes due on the company's undistributed net income. Had the distributions been made in 1999, the retained earnings and cash would decrease by $82,000.

               Financial Performance Corporation and Subsidiaries

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS



                          Year ended December 31, 1999

                                                                     Financial
                                                                    Performance     iMapData.com,
                                                                    Corporation         Inc.           Pro forma       Pro forma
                                                                   (Historical)     (Historical)      adjustments     consolidated
                                                                                     (Note A)          (Note B)
  Revenues                                                          $12,269,351                                       $13,657,081
                                                                                    $1,387,730
                                                                      8,986,701                                         8,986,701
                                                                    -----------                                       -----------
  Cost of revenues

                                                                      3,282,650      1,387,730                          4,670,380
                                                                    -----------      ---------                        -----------
           Gross profit

  Salaries and related expenses                                       1,435,179        385,532       $    250,600       2,071,311
  Selling, general and administrative                                 1,883,190        877,461                          2,760,651
  Amortization of goodwill                                                                                849,254        849,254
                                                                 ---------------   -----------         ----------     -----------

           Total operating expenses                                   3,318,369      1,262,993          1,099,854       5,681,216
                                                                    -----------      ---------         ----------     -----------

  Operating income (loss)                                               (35,719)       124,737         (1,099,854)     (1,010,836)


  Other income (expenses)

  Investment income                                                     131,323          2,160                            133,483

  Loss from FPC Information Corp.                                      (167,000)                                         (167,000)

  Write-off of investment in FPC Information Corp.                     (478,224)                                         (478,224)

  Miscellaneous                                                                         (3,920)                            (3,920)
                                                                       (181,000)                                         (181,000)
                                                                    -----------                                      ------------
  Minority interest in earnings of subsidiary


                                                                       (694,901)        (1,760)                          (696,661)
                                                                    -----------    -----------                       ------------

           Income (loss) before taxes                                  (730,620)       122,977                         (1,707,497)
                                                                                                       (1,099,854)

                                                                        132,164         17,535                            149,699
                                                                    -----------    -----------       ------------    ------------
  Provision for income taxes

           NET LOSS                                               $    (862,784)   $   105,442        $(1,099,854)   $ (1,857,196)
                                                                   ============     ==========          =========     ===========

  Net (loss) per share (Note C)
      Basic and diluted                                                  $(0.09)
                                                                                                                          $(0.18)
  Shares used in computing pro forma net loss per share
      Basic and diluted                                               9,520,263                                         10,520,263
                                                                      =========                                         ==========

The accompanying notes are an integral part of this statement.

               Financial Performance Corporation and Subsidiaries

        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                          Year ended December 31, 1999



NOTE A - iMapData MERGER

     On January 13, 2000, iMapData acquired Program Flow, Inc., InContext, Inc. and Policy Communications, Inc. Due to common ownership interest, these three companies were combined into iMapData, and the merger was accounted for as a pooling of interests.

     The following pro forma combined statement of operations includes the historical statements of operations of these three companies and related pro forma elimination adjustments. These pro forma adjustments reflect the elimination of intercompany sales and related costs of sales.

     The pro forma combined statement of operations below gives effect to the transaction as if it had occurred on January 1, 1999:

               Financial Performance Corporation and Subsidiaries

        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                          Year ended December 31, 1999



                                                               For the year ended December 31, 1999 Policy
                                            ----------------------------------------------------------------------------------
                                                                                 Communi-                      iMapData.com,
                                               Program          InContext,       cations,                           Inc.
                                             Flow, Inc.           Inc.             Inc.       Eliminations        Combined
Revenues                                       $640,972         $690,605         $929,502        $(873,349)       $1,387,730

Operating expenses
   Salaries and related expenses                228,132                           157,400                            385,532
   Selling, general and administrative          328,098          650,363          772,349         (873,349)          877,461
                                                -------          -------          -------         --------        ----------

       Total operating expenses                 556,230          650,363          929,749         (873,349)        1,262,993

Operating income (loss)                          84,742           40,242             (247)                           124,737

Other income (expenses)
   Investment income                                733              685              742                              2,160
   Loss on disposal of assets                    (5,084)                                                              (5,084)
   Miscellaneous                                                   1,164                                               1,164
                                              ---------        ---------     ------------     -------------     ------------

                                                 (4,351)           1,849              742                             (1,760)
                                              ---------        ---------       ----------     -------------     ------------

       Income before income taxes                80,391           42,091              495                            122,977

Income taxes                                                      16,235            1,300                             17,535
                                              ---------         --------        ---------     -------------      -----------

       Net income (loss)                      $  80,391        $  25,856      $      (805)    $      -           $   105,442
                                               ========         ========       ==========      ============       ==========

               Financial Performance Corporation and Subsidiaries

                          Year ended December 31, 1999



NOTE B - UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF

                  OPERATIONS ADJUSTMENTS


     Certain executive officers of iMapData were paid $349,400 as compensation in 1999. After the Transaction, their aggregate salaries were adjusted to $600,000 based on signed employment agreements. Had the Transaction taken place at the beginning of year of 1999, the salaries expenses would increase by $250,600.

     The Company amortizes goodwill over a 15-year life, using the straight-line method. Had the transaction taken place as of January 1, 1999, goodwill amortization expense would be $849,254.


NOTE C - PRO FORMA NET LOSS PER SHARE

     The pro forma weighted-average number of shares outstanding is equal to the historical number of weighted-average shares outstanding increased by 1,000,000 shares representing the effect of issuing shares to the stockholders of iMapData.

                                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Financial Performance Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    May 16, 2000                 FINANCIAL PERFORMANCE CORPORATION


                                      By:  /s/ William F. Finley
                                           -------------------------
                                      Name: William F. Finley
                                      Title: Chief Financial Officer